UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

GUESS?, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11893	95-3679695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strada Regina 44, Bioggio, Switzerland CH-6934

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on August 20, 2025, Guess?, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Authentic Brands Group LLC (“Authentic”), Glow Holdco 1, Inc. (“Parent”), and Glow Merger Sub 1, Inc. (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a privately held company wholly owned by Parent (the “Merger”).

On October 21, 2025, the Company filed its definitive proxy statement on Schedule 14A (as it may be supplemented from time to time, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s special meeting of stockholders (the “Special Meeting”) to be held in connection with transactions contemplated by the Merger Agreement. The Special Meeting is scheduled to be held on November 21, 2025 at 9:00 a.m. Pacific Time.

As previously disclosed in the Definitive Proxy Statement, at the time of the filing of the Definitive Proxy Statement, the Company had received three demand letters from purported Guess stockholders alleging deficiencies or omissions in the preliminary proxy statement filed by Guess on October 3, 2025 and one demand for books and records pursuant to Section 220 of the General Corporation Law of the State of Delaware (“DGCL”) to purportedly investigate the Merger and related matters. Since the filing of the Definitive Proxy Statement, the Company has received 12 additional letters from certain purported stockholders of the Company claiming certain allegedly material omissions in the Definitive Proxy Statement, for a total of 15 letters (the “Stockholder Letters”), and six additional demands for books and records pursuant to Section 220 of the DGCL to purportedly investigate the Merger and related matters, for a total of seven such demands.

On November 4, 2025, a Guess shareholder filed a complaint relating to the Merger in the Supreme Court of the State of New York against the Company and the members of its Board of Directors, which is captioned Williams v. Guess?, Inc. et al. (the “Williams Complaint”). The Williams Complaint alleged that Guess did not fully disclose certain internal projections for Guess and other financial, background and conflict-related information critical to evaluating the fairness of the Transactions. The plaintiff seeks injunctive relief to prevent the consummation of the Transactions until the alleged deficiencies of disclosure are cured and requests an award of attorney’s fees and expenses.

On November 5, 2025, a Guess shareholder represented by the same attorney as the plaintiff in the Williams Complaint filed a complaint relating to the Merger in the Supreme Court of the State of New York against the Company and the members of its Board of Directors, which is captioned Clark v. Guess?, Inc. et al. (the “Clark Complaint”). The Clark Complaint makes substantially the same allegations as the Williams Complaint and seeks substantially the same relief.

Guess believes the allegations in the Stockholder Letters, the Williams Complaint and the Clark Complaint are without merit.

Additionally, on November 11, 2025, the Merger received antitrust clearance from the Republic of Cyprus.

Explanatory Note

Although the Company believes that no further disclosure is required to supplement the Definitive Proxy Statement under applicable law, the Company wishes to make supplemental disclosures related to the proposed Merger to shareholders in connection with their vote concerning the Merger, which are set forth below under the heading “Supplemental Disclosures.” Nothing in the supplemental disclosures shall be deemed an admission of liability or the legal necessity or materiality under applicable law of any of the disclosures set forth therein.

All paragraph headings and page references used herein refer to the headings and pages in the Definitive Proxy Statement before any additions or deletions resulting from the supplementary disclosures set forth herein or any other amendments or supplements, and certain capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. The supplemental information is identified below by bold underlined text. ~~Stricken-through~~ shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. Except as described herein, the information provided in the Definitive Proxy Statement continues to apply. To the extent that information herein differs from or conflicts with information contained in the Definitive Proxy Statement, the information set forth herein is more current and supersedes or supplements the different information contained in the Definitive Proxy Statement. The supplemental information should be read in conjunction with the Definitive Proxy Statement.

Supplemental Disclosures

Background of the Merger

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Background of the Merger” is hereby amended and supplemented by making the following changes on page 27 of the Definitive Proxy Statement:

In August 2024, the Guess Board created a committee of the Guess Board comprised solely of independent and disinterested directors to evaluate a potential redomestication of Guess to a jurisdiction outside of Delaware (the “Redomestication Committee”). Willkie Farr and Gallagher LLP (“Willkie”) was retained by the Redomestication Committee as its legal counsel.

Willkie also represented Alex Yemenidjian and Anthony Chidoni in connection with two related stockholder derivative actions filed in the Delaware Court of Chancery. The derivative actions were captioned Employees’ Retirement System of Rhode Island v. Marciano, et al. (the “Rhode Island Derivative Action”) and Legion Partners Holdings, LLC v. Marciano, et al. (the “Legion Derivative Action”). On October 12, 2023, the parties to the Rhode Island Derivative Action filed a Stipulation and Agreement of Compromise, Settlement and Release containing releases governing both actions and, on January 5, 2024 and April 3, 2024, the Delaware Court of Chancery entered proposed orders dismissing the Rhode Island Derivative Action and the Legion Derivative Action, respectively.

Guess incurred approximately $500,000 in legal fees and expenses in connection with Willkie’s retention by the Redomestication Committee. Guess also incurred approximately $200,000 in legal fees and expenses in connection with Willkie’s retention by Alex Yemenidjian and Anthony Chidoni relating to the foregoing derivative actions. The fees received by Willkie from Guess in connection with the foregoing matters account for less than 0.1% of Willkie’s revenue in the year received.

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Background of the Merger” is hereby further amended and supplemented by making the following changes on page 30 of the Definitive Proxy Statement:

On March 19, 2025, the Special Committee and representatives of Willkie together interviewed five investment banks to discuss serving as financial advisor to the Special Committee. Following these interviews, the Special Committee held a meeting, with representatives of Willkie present, to discuss the expertise, experience, qualifications and relationships with Guess and the Rolling Stockholders of each such investment bank. At this meeting, the Special Committee also discussed a potential waiver of Section 203 with respect to discussions among or between the Rolling Stockholders and each of WHP and Authentic in connection with a Potential Transaction (the “Initial 203 Waiver”) and directed representatives of Willkie to engage with representatives of OMM, MNAT and Jones Day on the Initial 203 Waiver. On the same day, representatives of Willkie and Young Conaway Stargatt & Taylor, LLP (“Young Conaway”), which was subsequently retained by the Special Committee as its Delaware legal counsel, had a call to discuss the WHP Proposal, transaction process considerations and next steps for a Potential Transaction. Prior to retaining Young Conaway, the Special Committee confirmed Young Conaway’s independence from Guess, Guess’ management, WHP, Authentic and the Rolling Stockholders. Young Conaway was also retained by Alex Yemenidjian and Anthony Chidoni, as well as Carlos Alberini, in connection with the Rhode Island Derivative Action and the Legion Derivative Action, beginning on or about October 6, 2022. Guess incurred approximately $45,000 in legal fees and expenses in connection with Young Conaway’s retention by Alex Yemenidjian, Anthony Chidoni and Carlos Alberini relating to the Rhode Island Derivative Action and Legion Derivative Action, which accounted for less than 0.1% of Young Conaway’s revenue in the year received.

Opinion of Solomon

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Solomon— Selected Publicly Traded Companies Analysis” is hereby amended and supplemented by making the following changes on pages 64 and 65 of the Definitive Proxy Statement:

With respect to the Selected Companies, Solomon used publicly available information and Wall Street consensus estimates available as of August 18, 2025, as sourced from S&P Capital IQ, to calculate:

•

enterprise value (which represents the equity value plus book values of total debt, including preferred stock and minority interests, less cash and cash equivalents) (“EV”) as a multiple of earnings before interest, tax, depreciation and amortization, and adjusted to exclude non-recurring and extraordinary items (“Adjusted EBITDA”) for the last twelve months as of the end of the last quarter for which financial statements were publicly available (“LTM”);

•	EV as a multiple of equity research analysts’ consensus estimated EBITDA for the 2025 calendar year (“CY2025E”); and

•	share price (“P”) as a multiple of equity research analysts’ consensus estimated earnings per share (“EPS”) for ~~the 2025 calendar year~~ CY2025E and the 2026 calendar year (“CY2026E”).

The following table presents the results of these calculations:

	EV as a Multiple of:		P as a Multiple of:
Selected Companies	LTM Adjusted EBITDA	CY2025E EBITDA	CY2025E EPS	CY2026E EPS
Abercrombie & Fitch Co.	4.6x	4.8x	9.3x	8.8x
American Eagle Outfitters, Inc.	4.4x	5.8x	16.7x	10.4x
G-III Apparel Group, Ltd.	2.8x	3.9x	8.7x	8.6x
Hugo Boss AG	5.8x	6.6x	12.9x	10.8x
J. Jill, Inc.	3.1x	3.1x	5.7x	4.9x
Oxford Industries, Inc.	4.2x	6.0x	15.5x	12.0x
PVH Corp.	5.3x	5.6x	7.0x	6.2x
The Gap, Inc.	4.2x	4.4x	9.5x	9.1x
Victoria’s Secret & Co.	4.5x	5.3x	11.3x	10.1x
Median of Selected Companies	4.4x	5.3x	9.5x	9.1x

~~Selected Companies~~
~~EV as a Multiple of:~~			~~Median~~
~~LTM Adjusted EBITDA~~	~~Range:~~	~~2.8x – 5.8x~~	~~4.4x~~
~~CY2025E EBITDA~~	~~Range:~~	~~3.1x – 6.6x~~	~~5.3x~~
~~P as a Multiple of:~~
~~CY2025E EPS~~	~~Range:~~	~~5.7x – 16.7x~~	~~9.5x~~
~~CY2026E EPS~~	~~Range:~~	~~4.9x – 12.0x~~	~~9.1x~~

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Solomon— Selected Transactions Analysis” is hereby amended and supplemented by making the following changes on page 66 of the Definitive Proxy Statement:

~~Announcement Date~~	~~Acquiror~~	~~Target~~	~~LTM Adjusted EBITDA Multiple~~
~~September 2023~~	~~Sycamore Partners~~	~~Chico’s FAS~~	~~4.9x~~
~~April 2024~~	~~JD Sports~~	~~Hibbett, Inc.~~	~~6.2x~~
~~May 2025~~	~~DICK’S Sporting Goods, Inc.~~	~~Foot Locker, Inc.~~	~~6.4x~~

Announcement Date	Acquiror	Target	Enterprise Value	LTM Adjusted EBITDA Multiple
September 2023	Sycamore Partners	Chico’s FAS	$872	4.9x
April 2024	JD Sports	Hibbett, Inc.	$1,102	6.2x
May 2025	DICK’S Sporting Goods, Inc.	Foot Locker, Inc.	$2,500	6.4x

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Solomon—Other Factors” is hereby amended and supplemented by making the following changes on page 67 of the Definitive Proxy Statement:

•

Analyst Price Target Analysis: Solomon reviewed stock price targets for the shares of Guess Common Stock in three recently published, publicly available Wall Street research analyst reports available as of August 18, 2025, by UBS, Telsey Advisory Group, and Small Cap Consumer Research, which indicated ~~low and high~~ stock price targets for Guess ~~ranging from~~ of $12.00 per share, $13.00 per share, and ~~to~~ $23.00 per share, respectively.

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Opinion of Solomon— General” is hereby amended and supplemented by making the following changes on page 68 of the Definitive Proxy Statement:

Natixis, S.A. (“Natixis”), the holder of a majority of Solomon’s outstanding voting equity, is, together with its affiliates, engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management, insurance and other financial and non-financial activities and services for various persons and entities. In accordance with industry practice, Solomon and Natixis maintain customary institutional information barriers reasonably designed to prevent the unauthorized disclosure of confidential information between personnel engaged in such activities at Natixis and personnel engaged in financial advisory work at Solomon. Natixis and its affiliates, and their respective employees and funds, and other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps, and other financial instruments of Guess, Authentic, Parent, the Rolling Stockholders or any of their respective affiliates and third parties, including CVC Capital Partners, HPS Investment Partners, General Atlantic, Leonard Green & Partners and Jamie Salter, each a significant holder of equity of Authentic (each, a “Significant Stockholder”), and their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Transactions.

The Special Committee selected Solomon as its financial advisor because it is a recognized financial advisory firm that has substantial experience in transactions similar to the Transactions, including the Merger. Pursuant to an engagement letter, dated April 2, 2025, the Special Committee engaged Solomon to act as its financial advisor in connection with the Transactions. The engagement letter provides for a transaction fee that is estimated, based on the information available as of the date of announcement of the Merger Agreement, to consist of (i) a $500,000 retainer fee, which was payable upon Guess’ execution of the engagement letter; (ii) $2.5 million, which was payable upon the delivery by Solomon of its opinion to the Special Committee; and (iii) approximately $9.0 million, which is contingent upon the closing of the Transactions. In addition, Guess has agreed to reimburse Solomon’s expenses and indemnify Solomon against certain liabilities arising out of Solomon’s engagement. Solomon has not, during the two years prior to the date of the opinion letter, provided any financial advisory or other services to Guess, Authentic, Parent, the Rolling Stockholders, or the Significant Stockholders for which it has received compensation. Solomon is currently providing financial advisory services to a portfolio company of a Significant Stockholder for which Solomon may receive compensation. This engagement is at a preliminary stage and Solomon’s compensation is on a contingent basis. In the future, Solomon, Natixis, and their respective affiliates may provide financial advisory services to Guess, Authentic, Parent, the Rolling Stockholders, the Significant Stockholders, or their respective affiliates and, as applicable, portfolio companies, and may receive compensation for rendering these services.

Unaudited Prospective Financial Information

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Unaudited Prospective Financial Information of Guess—The Summary Projections” is hereby amended and supplemented by making the following changes on page 77 of the Definitive Proxy Statement:

January Projections:

	Historical		Projected
	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030
Total Revenue	$2,777	$2,995	$3,248	$3,405	$3,520	$3,658	$3,776

Net Earnings	$174	$105	$77	$119	$139	$142	$142

Gross Profit	$1,223	$1,301	$1,383	$1,479	$1,547	$1,612	$1,668

Adjusted EBITDA	$316	$248	$222	$277	$303	$312	$315

EBIT	$255	$180	$148	$202	$228	$236	$237
Total Debt	$454	$528	$493	$483	$450	$476	$453
Change in Net Working Capital	$70	$(73)	$(67)	$(10)	$(4)	$(14)	$(14)
Cash	$360	$188	$120	$154	$194	$253	$330
Capital Expenditures	$(74)	$(86)	$(65)	$(80)	$(80)	$(80)	$(80)
Free Cash Flow	$248	$30	$26	$116	$145	$156	$167

Note: Where applicable, figures exclude asset impairment, lease termination gains/losses, certain professional service and legal fees, transaction costs, separation charges, loss on extinguishment of debt, fair value remeasurement of derivatives, gain on sales of assets, discrete income tax adjustments, and amortization of debt discount.

Note: Guess operates on a 52/53-week fiscal year calendar, which ends on the Saturday nearest to January 31 of each year (e.g., FY2025 ended February 1, 2025).

Note: Free Cash Flow means net cash provided by operating activities less capital expenditures less payment for property and equipment under finance leases.

June Projections:

	Historical		Projected
	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030
Total Revenue	$2,777	$2,995	$3,216	$3,377	$3,526	$3,662	$3,780

Net Earnings	$174	$105	$99	$136	$147	$150	$149

Gross Profit	$1,223	$1,301	$1,378	$1,485	$1,554	$1,619	$1,675

Adjusted EBITDA	$316	$248	$240	$296	$310	$319	$321

EBIT	$255	$180	$164	$221	$235	$243	$243
Total Debt	$454	$528	$573	$589	$556	$582	$559
Change in Net Working Capital	$70	$(73)	$(47)	$(7)	$(12)	$(15)	$(13)
Cash	$360	$188	$199	$278	$317	$382	$464
Capital Expenditures	$(74)	$(86)	$(66)	$(80)	$(80)	$(80)	$(80)
Free Cash Flow	$248	$30	$42	$134	$144	$162	$173

Note: Where applicable, figures exclude asset impairment, lease termination gains/losses, certain professional service and legal fees, transaction costs, separation charges, loss on extinguishment of debt, fair value remeasurement of derivatives, gain on sales of assets, discrete income tax adjustments, and amortization of debt discount.

Note: Guess operates on a 52/53-week fiscal year calendar, which ends on the Saturday nearest to January 31 of each year (e.g., FY2025 ended February 1, 2025).

Note: Free Cash Flow means net cash provided by operating activities less capital expenditures less payment for property and equipment under finance leases.

Additional Information and Where to Find It

This Form 8-K relates to the proposed Merger involving the Company and Authentic. In connection with the proposed Merger, the Company has filed relevant materials with the SEC, including the Definitive Proxy Statement. The Definitive Proxy Statement contains important information about the proposed Merger and related matters. The Company, affiliates of the Company, Authentic, Parent and Merger Sub also jointly filed a transaction statement on Schedule 13E-3 (as may be amended from time to time, the “Schedule 13E-3”) with the SEC. The Company may also file other relevant documents with the SEC regarding the Merger. This communication is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document that the Company has filed or may file with the SEC or has sent or may send to its stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS.

The Definitive Proxy Statement and Schedule 13E-3 were mailed to the Company’s stockholders on or about October 21, 2025, and other relevant materials will be filed with the SEC and mailed or otherwise made available to the Company’s stockholders as they become available. The Company’s stockholders may obtain free copies of the Definitive Proxy Statement (and any amendments or supplements thereto), Schedule 13E-3 and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investors.guess.com under the link “SEC Filings” or by contacting the Company’s Investor Relations by e-mail at IR@guess.com.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees and Authentic may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s common stock and a description of their interests in the Merger is contained in the Definitive Proxy Statement and may be contained in other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUESS?, INC.

Dated: November 13, 2025	By:	/s/ Carlos Alberini
Carlos Alberini Chief Executive Officer